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                                                                    EXHIBIT 99.1

Form BCA-10.30               ARTICLES OF AMENDMENT                 File #
(Rev. Jan. 1999)
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Jesse White                                              SUBMIT IN DUPLICATE
Secretary of State                                      This space for use by
Department of Business Services                           Secretary of State
Springfield, IL 62756
Telephone (217) 782-1832
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Remit payment in check or money                         Date
order, payable to "Secretary of State."                 Franchise Tax  $
The filing fee for restated articles of                 Filing Fee     $25.00
amendment - $100.00                                     Penalty        $
http://www.sos.state.il.us                              Approved:
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1.  CORPORATE NAME:                        Dynegy Inc.
                    ------------------------------------------------------------
                                                                (Note 1)

2.  MANNER OF ADOPTION OF AMENDMENT:
    The following amendment of the Articles of Incorporation was adopted on January 12, 2001 in the manner indicated below. ("X" one box only)
    [ ] By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;
                                                                        (Note 2)
    [ ] By a majority of the board of directors, in accordance with Section
        10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                        (Note 2)
    [ ] By a majority of the board of directors, in accordance with Section
        10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                        (Note 3)
    [X] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                        (Note 4)
    [ ] By the shareholders, in accordance with Section 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with
        Section 7.10;
                                                                   (Notes 4 & 5)
    [ ] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                        (Note 5)

3.  TEXT OF AMENDMENT:
    a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

       Article I: The name of the corporation is:


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                                  (NEW NAME)

                All changes other than name, include on page 2
                                    (over)

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                               Text of Amendment

b. (If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

Paragraph 1 of Article Four is hereby amended to read in its entirety as follows:
                       PAR VALUE              NO SHARES
   CLASS               PER SERIES            AUTHORIZED
   -----               ----------            ----------
Class A Common        No Par Value          900,000,000
Class B Common        No Par Value          360,000,000
Preferred             No Par Value           70,000,000

Paragraph 2(c)(1) of Article Four of Dynegy's Articles of Incorporation is amended to read in its entirety as follows:

     (1) The total number of shares of common stock that the corporation shall have authority to issue is 1,260,000,000 of which (i) 900,000,000 shares shall be shares of Class A Common Stock, no par value per share (the "Class A Common Stock"), and (ii) 360,000,000 shares shall be shares of Class B Common Stock, no par value per share (the "Class B Common Stock", and together with the Class A Common Stock, the "Common Stock").

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4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or affected by this amendment, is as follows: (if not applicable, insert "No change")




5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (if not applicable, insert "No change")




   (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (if not applicable, insert "No change")


                                       Before Amendment       After Amendment

      Paid-in Capital                  $                      $
                                        ---------------        --------------

   (Complete either Item 6 or 7 below. All signatures must be in BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

   Dated January 12,           2001      Dynegy Inc.
         -------------------- ---------  --------------------------------------
           (Month & Day)       (Year)    (Exact Name of Corporation at date of
                                         execution)

   attested by /s/ Alisa B. Johnson      by /s/ Lisa Q. Metts
              -------------------------     -----------------------------------
              (Signature of Secretary       (Signature of President or
               or Assistant Secretary)       Vice President)

             Alisa B. Johnson               Lisa Q. Metts
             --------------------------     ----------------------------------
             (Type or Print Name and        (Type or Print Name and Title)
              Title)

7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.


                                      OR


   If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

   The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

   Dated
        --------------------, ----------
        (Month & Day)           (Year)


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